WARNING: THE TAKING OF THIS DOCUMENT OR ANY CERTIFIED COPY THEREOF OR ANY OTHER DOCUMENT WHICH CONSTITUTES SUBSTITUTE DOCUMENTATION OF THIS DOCUMENT, INCLUDING WRITTEN CONFIRMATIONS OR REFERENCES THERETO, INTO THE REPUBLIC OF AUSTRIA, AS WELL AS THE PRODUCTION IN, OR THE SENDING TO OR FROM, THE REPUBLIC OF AUSTRIA OF ANY OF THE FOREGOING DOCUMENTS, AS WELL AS THE SENDING TO OR FROM THE REPUBLIC OF AUSTRIA OF FAX MESSAGES OR E-MAILS CARRYING AN ELECTRONIC SIGNATURE (WHETHER DIGITALLY, MANUSCRIPT OR OTHERWISE TECHNICALLY REPRODUCED) WHICH REFER TO THIS DOCUMENT OR TO WHICH A COPY OF THIS DOCUMENT IS ATTACHED, MAY CAUSE THE IMPOSITION OF AUSTRIAN STAMP DUTY. ACCORDINGLY, KEEP THE ORIGINAL OF THIS DOCUMENT AS WELL AS ANY CERTIFIED COPY THEREOF AND WRITTEN AND SIGNED REFERENCES THERETO OUTSIDE OF THE REPUBLIC OF AUSTRIA AND AVOID SENDING FAX MESSAGES OR E-MAILS CARRYING AN ELECTRONIC SIGNATURE (WHETHER DIGITALLY, MANUSCRIPT OR OTHERWISE TECHNICALLY REPRODUCED) WHICH REFER TO THIS DOCUMENT OR TO WHICH A COPY OF THIS DOCUMENT IS ATTACHED TO OR FROM THE REPUBLIC OF AUSTRIA. FIRST SUPPLEMENTAL INDENTURE FIRST SUPPLEMENTAL INDENTURE, dated as of June 14, 2024 (this “Supplemental Indenture”), by and among Amer Sports Company, a Delaware corporation (the “Issuer”), each Note Guarantor listed on the signature pages below (the “New Guarantors”) and The Bank of New York Mellon, as Trustee, Registrar, Transfer Agent and Paying Agent (in such capacity, the “Trustee”). WHEREAS, each of the Issuer and the Note Guarantors party thereto has heretofore executed and delivered to the Trustee an Indenture, dated as of February 16, 2024 (the “Indenture”), providing for the issuance of 6.750% Senior Secured Notes due 2031 (the “Securities”); WHEREAS, each New Guarantor desires to provide a full and unconditional guarantee (the “Guarantee”) of the obligations of the Issuer under the Securities and the Indenture on the terms and conditions set forth herein; WHEREAS, pursuant to Sections 9.1 and 10.2 of the Indenture, the Issuer, the Trustee and the New Guarantors are authorized to execute and deliver this Supplemental Indenture; and WHEREAS, the Issuer has complied with all conditions precedent provided for in the Indenture relating to this Supplemental Indenture. NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto mutually covenant and agree for the equal and ratable benefit of the Holders as follows: 1. Definitions. Capitalized terms used but not defined herein have the meanings ascribed to such terms in the Indenture.

2. Guarantee. (a) The New Guarantors hereby agree, jointly and severally, to provide a full and unconditional guarantee on the terms and subject to the conditions and limitations set forth in the Guarantee, in the Indenture including, but not limited to, Article 10 thereof, and in this Supplemental Indenture. (b) Limitation on French New Guarantors’ Liability. Notwithstanding anything to the contrary in the Indenture, this Supplemental Indenture, the Guarantee and any other Notes Documents, the obligations and the liabilities of any New Guarantor incorporated under the laws of France (a “French New Guarantor”) under the Indenture, this Supplemental Indenture, the Guarantee and any other Notes Documents are subject to the following: (i) the obligations and liabilities of any French New Guarantor under the Indenture, this Supplemental Indenture, the Guarantee and any other Notes Documents will not include any obligation or liability which, if incurred, would constitute the provision of financial assistance within the meaning of article L. 225-216 of the French Code de commerce and/or a misuse of corporate assets or corporate credit and/or an abuse of power, within the meaning of articles L. 241-3, L. 242-6 and L. 244-1 of the French Code de commerce or any other law or regulation having the same effect or any interpretation of such laws and/or regulations by the French courts (as the case may be); (ii) the obligations and liabilities of any French New Guarantor under the Indenture, this Supplemental Indenture, the Guarantee and any other Notes Documents shall be limited at any time to the aggregate of all amounts proceeds of the Securities received by the Issuer under the Notes Documents to the extent any such amount(s) is(are) on-lent (directly or indirectly) or otherwise made available to the relevant French New Guarantor or its direct or indirect Subsidiaries (including, but not limited to, by way of intercompany loan agreements or similar arrangements whether direct or indirect) plus any accrued and unpaid interest, costs and fees in respect of or attributable to that on-lending and which is outstanding on the date a payment is to be made in respect of the Obligations of the Issuer by the relevant French New Guarantor under the Guarantee (it being specified that any payment made by the French New Guarantor under the Guarantee in respect of the Issuer’s payment obligations under the Notes Documents shall automatically extinguish, pro tanto, the payment obligations under the relevant intercompany loan agreements or similar arrangements referred to above and any repayment of such inter-company loans or similar arrangements by the French New Guarantor shall reduce pro tanto the amount payable under the Notes Documents); and (iii) to the extent that any provision of this Supplemental Indenture or any certificate, notice or other document delivered under or in connection with this Supplemental Indenture is a guarantee by a French New Guarantor of the obligations of any other person, or an undertaking, covenant, obligation, representation or warranty for any other person, then that French New Guarantor shall not be bound by any such guarantee, undertaking, covenant, obligation, representation or warranty, unless made in respect of a Subsidiary of it. For the purposes of this subsection (b), a “Subsidiary” means, in relation to any company, another company which is controlled by it within the meaning of paragraphs I and II of article L. 233-3 of the French Code de commerce. It is acknowledged that no French New Guarantor is acting jointly and severally with the other New Guarantors as to their respective obligations pursuant to the guarantee given in accordance with the provisions of this Supplemental Indenture and the Guarantee.

(c) Limitations on Swiss New Guarantors’ Liability. (i) Swiss limitations. If and to the extent that obligations of a New Guarantor incorporated in Switzerland (a “Swiss Note Guarantor”) under the Guarantee or any Notes Document, are for the benefit of its direct or indirect affiliates (other than its direct or indirect wholly owned subsidiaries) and that complying with such obligations would constitute a repayment of capital (Einlagerückgewähr), a violation of the legally protected reserves (gesetzlich geschützte Reserven) or the payment of a (constructive) dividend (Gewinnausschüttung) by such Swiss Note Guarantor or would otherwise be restricted under Swiss corporate law then applicable (the “Restricted Obligations”), the following provisions shall apply: The aggregate liability of a Swiss Note Guarantor for Restricted Obligations under any Notes Document shall be limited to the extent and in the maximum amount of its freely disposable equity (frei verfügbares Eigenkapital) at the point in time such Swiss Note Guarantor’s obligations fall due (including, without limitation, any statutory reserves which can be transferred into unrestricted, distributable reserves) (the “Available Amount”), provided that this is a requirement under applicable law and practice at that time and further provided that such limitation (as may apply from time to time or not) shall not (generally or definitively) release such Swiss Note Guarantor from performing Restricted Obligations hereunder in excess thereof, but merely postpone the performance date therefor until such times as performance is again permitted notwithstanding such limitation. If the enforcement of the obligations of the Swiss Note Guarantor under any Notes Document would be limited due to the effects set out hereunder, the Swiss Note Guarantor shall further, to the extent permitted by applicable law and Swiss accounting standards and upon request by the Trustee, (i) write up or sell any of its assets that are shown in its balance sheet with a book value that is significantly lower than the market value of the assets, in case of sale, however, only if such assets are not necessary for the Swiss Note Guarantor’s business (nicht betriebsnotwendig) and/or (ii) reduce its share capital to the minimum allowed under then applicable law, provided that such steps are permitted under this Supplemental Indenture. Immediately after having been requested to perform Restricted Obligations under any Notes Document, a Swiss Note Guarantor shall and any parent company of such Swiss Note Guarantor shall procure that such Swiss Note Guarantor will: A. if and to the extent requested by the Trustee or required under then applicable Swiss law, provide the Trustee, within 30 Business Days, with (a) an interim up-to-date balance sheet audited by its statutory auditors, (b) the determination by the statutory auditors of the Available Amount based on such interim audited balance sheet and (c) a confirmation from the statutory auditors of such Swiss Note Guarantor that the Available Amount complies with the provisions of Swiss corporate law which are aimed at protecting the share capital and legal reserves; B. take such further corporate and other action which may be necessary at the time (such as board and shareholder approvals and the receipt of any confirmations from its statutory auditors) in order to allow a prompt payment under any Notes Document with a minimum of limitations; and/or C. immediately after confirming the Available Amount in accordance with sub- paragraph (i) above, procure that any amounts received or collected by the Trustee under and in connection with Restricted Obligations under any Notes Document in excess of the Available Amount shall be retransferred to it as soon as possible and, if not already done so, be paid up to the Available Amount (less, if required, any taxes imposed under the Swiss Federal Act on the Withholding Tax of 13 October 1965 (Bundesgesetz vom 13. Oktober 1965 über die Verrechnungssteuer) together with the related ordinances, regulations and guidelines, all as amended and applicable from time to time, the “Swiss Withholding Tax”) to the Trustee. Payments by Swiss Note Guarantors may be reduced due to the obligation to deduct the Swiss Withholding Tax on dividends (currently at the rate of 35% subject to applicable double taxation treaties), to the extent that the payment is regarded as a distribution of dividends to its shareholders or any other related party. The Swiss Withholding Tax on dividends must be deducted from the gross payment unless a notification procedure applies. If required under applicable law (including double tax treaties) in force at the time it is required to perform Restricted Obligations under any Notes Document, a Swiss Note Guarantor and any parent company of such Swiss Note Guarantor shall: A. use their best efforts to ensure that any payments under any Notes Document can be made without deduction of Swiss Withholding Tax on dividends or with deduction of Swiss Withholding Tax on dividends at a reduced rate, by discharging the liability to such tax by notification pursuant to applicable law (including tax treaties) rather than payment of the tax; B. if and to the extent required by applicable law in force at the relevant time (including double taxation treaties), a Swiss Note Guarantor shall: 1. deduct the Swiss Withholding Tax on dividends at the rate of 35% (or such other rate as is in force at that time) from any payment under any Notes Document; 2. pay the Swiss Withholding Tax on dividends to the tax authorities referred to in Article 34 of the Swiss Federal Act on the Withholding Tax of 13 October 1965 (Bundesgesetz vom 13. Oktober 1965 über die Verrechnungssteuer) (the “Swiss Federal Tax Administration”); and 3. notify and provide evidence to the Trustee that the Swiss Withholding Tax on dividends has been paid to the Swiss Federal Tax Administration. A Swiss Note Guarantor and any parent company of such Swiss Note Guarantor shall use their best efforts to ensure that any person which is, as a result of a deduction of Swiss Withholding Tax on dividends, entitled to a full or partial refund of the Swiss Withholding Tax on dividends, will, as soon as possible after the deduction of the Swiss Withholding Tax on dividends, (1) request a refund of the Swiss Withholding Tax on dividends under any applicable law (including double tax treaties) and (2) pay to the Trustee upon receipt any amount so refunded. (ii) Swiss Tax Matters. The Issuer and each other Notes Guarantor shall ensure that none of the proceeds from the Securities shall be used in a manner which would constitute a “use of proceeds in Switzerland” as interpreted by the Swiss Federal Tax Administration for purposes of Swiss withholding tax, unless a written confirmation (e.g., a countersigned tax ruling, in form and substance satisfactory to the Administrative Agent (as defined in the Credit Agreement)) is obtained from the Swiss Federal Tax Administration confirming that such use of proceeds in Switzerland may not trigger Swiss withholding tax consequences; it being understood that all costs and expenses incurred by the Issuer, the Trustee and any Holder in connection with such written confirmation shall be paid and borne by the Issuer. 3. Effectiveness of Supplemental Indenture. This Supplemental Indenture shall become effective upon the execution and delivery of this Supplemental Indenture by the Issuer, the New Guarantors and the Trustee. 4. Indenture Remains in Full Force and Effect. This Supplemental Indenture shall form a part of the Indenture for all purposes and, except as supplemented or amended hereby, all other provisions in the Indenture and the Securities, to the extent not inconsistent with the terms and provisions of this Supplemental Indenture, shall remain in full force and effect. All of the provisions contained in the Indenture in respect to the rights, privileges, immunities, indemnities, protections, powers and duties of the Trustee shall be applicable in respect of this Supplemental Indenture as fully and with like effect as if set forth herein in full. 5. No Recourse Against Others. No shareholder, officer, director or incorporator, as such, past, present or future of the New Guarantors shall have any personal liability under the Guarantee, the Securities, the Indenture or this Supplemental Indenture by reason of his, her or its status as such shareholder, officer, director or incorporator. 6. Headings. The headings of the Articles and Sections of this Supplemental Indenture are inserted for convenience of reference and shall not be deemed a part thereof. 7. Counterparts. This Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. 8. Governing Law. This Supplemental Indenture shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflicts of laws. 9. Trustee Disclaimer. The Trustee is not responsible for the validity or sufficiency of this Supplemental Indenture nor for the recitals herein. [Intentionally Left Blank]

[Signature Page to Supplemental Indenture to February 2024 Indenture] IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the day and year first written above. Issuer: AMER SPORTS COMPANY By: /s/ Andrew E. Page Name: Andrew E. Page Title: President Place (outside of Austria):

[Signature Page to Supplemental Indenture to February 2024 Indenture] New Guarantors: AMER SPORTS INTERNATIONAL OY By: /s/ Andrew E. Page Name: Andrew E. Page Title: Authorized Signatory Place (outside of Austria): ATOMIC AUSTRIA GMBH By: /s/ Astrid Aichhorn Name: Astrid Aichhorn Title: Proxy Holder Place (outside of Austria): Munich By: /s/ Wilhelm Kerl Name: Wilhelm Kerl Title: Managing Director Place (outside of Austria): AMER SPORTS AUSTRIA GMBH By: /s/ Armin Fuchs Name: Armin Fuchs Title: Managing Director Place (outside of Austria): By: /s/ Maciej Piotr Kruczek Name: Maciej Piotr Kruczek Title: Managing Director Place (outside of Austria): Krakow AMER SPORTS SUOMI OY By: /s/ Andrew E. Page Name: Andrew E. Page Title: Authorized Signatory Place (outside of Austria): AMER SPORTS HOLDING S.A.S. By: /s/ Andrew E. Page Name: Andrew E. Page Title: Authorized Signatory Place (outside of Austria):

[Signature Page to Supplemental Indenture to February 2024 Indenture] SALOMON S.A.S. By: /s/ Andrew E. Page Name: Andrew E. Page Title: Authorized Signatory Place (outside of Austria): AMER SPORTS FRANCE S.A.S. By: /s/ Andrew E. Page Name: Andrew E. Page Title: Authorized Signatory Place (outside of Austria): AMER SPORTS SOURCING LIMITED By: /s/ Andrew E. Page Name: Andrew E. Page Title: Authorized Signatory Place (outside of Austria): AMER SPORTS EUROPEAN CENTER AG By: /s/ Andrew E. Page Name: Andrew E. Page Title: Authorized Signatory Place (outside of Austria): AMER SPORTS SA By: /s/ Andrew E. Page Name: Andrew E. Page Title: Authorized Signatory Place (outside of Austria): AMER SPORTS SVERIGE AB By: /s/ Andrew E. Page Name: Andrew E. Page Title: Authorized Signatory Place (outside of Austria):

[Signature Page to Supplemental Indenture to February 2024 Indenture] AMER SPORTS WINTER & OUTDOOR COMPANY By: /s/ Andrew E. Page Name: Andrew E. Page Title: Authorized Signatory Place (outside of Austria):

[Signature Page to Supplemental Indenture to February 2024 Indenture] Trustee: THE BANK OF NEW YORK MELLON, as Trustee By: /s/ Michael C. Jenkins Name: Michael C. Jenkins Title: Vice President